UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8820
                                   ---------------------------------------------

                             Markman MultiFund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

     6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
     (Address of principal executive offices)             (Zip code)

    Robert J. Markman, 6600 France Avenue South, Minneapolis, Minnesota 55435
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (952) 920-4848
                                                    ----------------------------
Date of fiscal year end:      12/31
                         ---------------
Date of reporting period:     6/30/03
                          ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.   REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

MARKMAN

TOTAL RETURN
PORTFOLIO

                                                              SEMI-ANNUAL REPORT

                                                                   June 30, 2003

                                                                       Unaudited

--------------------------------------------------------------------------------

================================================================================

OFF TO A GOOD START
--------------------------------------------------------------------------------
Dear Total Return Portfolio Shareholder,

This is the first opportunity I've had to report to you (in an extended written format) since the reorganization late last year that created the Total Return Portfolio. So I am pleased (and yes, a little relieved) that we have gotten off to a good start together. The merging of the three Multifunds into one Total Return Portfolio was not a move taken lightly. And although the overwhelming majority of shareholders approved of the reorganization, it is understandable that many of you were watching and waiting to see whether our revamped structure, with its added flexibility, would indeed work out for you. I am hopeful that you can be confident now that you made the right decision in staying with the Total Return Portfolio.

2003 PERFORMANCE:

For the six-month period ended June 30, 2003, the portfolio gained 15.87%. This compares favorably to the S&P 500 return of 11.60%. I want to remind shareholders that for long-term stability purposes the Markman Total Return Portfolio must at all times hold at least 20% of the Portfolio's assets in bond and money market securities. Our comparative benchmark return, which takes into account this mandated diversification, blends 80% of the S&P 500 return with 20% of the return of the Lehman Intermediate Government Bond Index. This blend returned 9.75% for the first six months of 2003.

In this past quarter, the Total Return Portfolio gained 20.53%, well ahead of the returns of both the S&P 500's 15.23% and our blended benchmark, which gained 12.50%.

I don't want to sound like a killjoy, but just for the record I think it's unlikely that another 20% quarter will reoccur in the near term. We have in the relatively short time we have been executing our new model outperformed the broad market. But given the moderated level of risk I hope to maintain in the Portfolio, I wouldn't want you to always expect our degree of out performance relative to the market to continue to that extent in the future.

OUR THOUGHTS ON 2003'S INVESTMENT ENVIRONMENT:

The year began with all of us still nursing deep wounds from the bear market of the previous three years. One cannot overestimate the importance of how that trauma is still impacting the decisions of millions of investors, journalists and corporate managers on a day-to-day basis. This weight of recent bad experience has forced many investors out of the market, back to the sidelines, emotionally unwilling to risk the loss of even one more dollar. This is the trauma that drives the media, with its congenital 20/20 hindsight and ingrained habit of living only in the 48-hour news cycle moment, to highlight risk at Nasdaq 1500, blithely forgetting how it hyped reward at Nasdaq 5000. And this same trauma convinces many corporate managers to play their cards closer to the vest than normal, not wanting to spend and expand until they are completely sure it's safe to come out of their foxholes again.

                              [BAR CHARTS OMITTED]
         ---------------------------------------------------------------
                  PERFORMANCE: MARKMAN TOTAL RETURN PORTFOLIO

          11.60%    9.75%      15.87%        15.23%    12.50%     20.53%
         ---------------------------        ---------------------------
          S&P 500   Blend       MTRP         S&P 500   Blend       MTRP
         ---------------------------        ---------------------------
         6 months ended June 30, 2003       3 months ended June 30, 2003
         ---------------------------------------------------------------

================================================================================

================================================================================
FROM MR. T TO BARNEY FIFE

So it seemed that by mid-winter the financial world and many of its denizens had completed the transformation from the aggressive Mr. T of 1999 ("I pity the fool who doesn't own internet stocks...") to the emasculated and jittery Mayberry Deputy Barney Fife--facial ticks and all--of early 2003.

It was with that Barney Fife-like posture that investors and the media confronted the looming war in Iraq. "Yikes! The economy strugglin', people out of work, and now we're goin' to war against a country that could use biological and chemical weapons against us? What the heck do we do now, Andy?!"

If a war that many thought would ignite further flames of terrorism wasn't enough, we continued to be fed the steady drip, drip, of corporate scandals large and small. Adding insult to injury, investors looking to just rest a while in safe cash investments found that their yields were fast approaching zero. By the time the second quarter ended, deflation fears had pushed interest rates down to their lowest level since Bill Haley and the Comets led the Hit Parade.

On the back of all this worry, gloom and tension what did the stock market do? It rallied hugely, once again doing exactly what it needed to hurt and humiliate the maximum number of investors.

HOW WE'VE HANDLED THINGS: CALL ME "BARNEY T"

I confess I spent the better part of the last six months refereeing a battle between my optimistic and pessimistic selves. On most any given day I could have very easily argued the macro case for both the bull and bear scenario. Unlike many other funds, the Markman Total Return Portfolio does not have to adhere to a given style, sector, market cap or investment stance on a regular basis. With the exception of our 20% minimum bond/cash requirement, I have a lot of flexibility to gear the portfolio to what I feel is the most productive in a particular market environment. The Markman Total Return Portfolio is multi-cap, multi-style, multi-asset class. In this respect it more closely resembles a portfolio you yourself as an experienced, knowledgeable investor might assemble if you had the inclination and resources.

Generally we start from what I consider to be a "neutral" stance for a long-term growth investor. This would equate to a 75%/25% stock/bond mix, with the stock portion weighted towards what we feel to be more stable growth and value selections. If we develop a negative outlook on the markets, we can theoretically go much heavier in bonds or cash. Conversely, if we feel we are in a strong bull phase, the portfolio could be weighted more heavily in higher beta, more volatile stock investments. The decisions as to how this long-term growth portfolio is composed are made with certain assumptions:

o That our investor has learned that the only growth that counts is what you preserve in difficult markets.

o That yield, along with capital appreciation will be increasingly important in years to come.

o That we'd like as much shorter term stability as possible without killing the goose that lays the long-term growth eggs.

o That we are willing at times to take some opportunistically aggressive moves if conditions warrant.

Given the environment,  and the flexibility the portfolio  affords,  what was my thinking....

YES...NO...MAYBE... (PART I)

The Barney in me noted that while it did appear that the long and sickening slide was over, there were few tangible proofs of new sustainable growth. Or at least large enough growth to justify the current level of stock prices. Price earning ratios were still high by the historic standards we normally see at the beginning of new bull markets. Far too many folks were singing the same hopeful "second half growth" song that proved so wrong and costly in years past. Investors, particularly in the tech sector, seemed all too ready to get giddily optimistic and party like it's 1999, even though there were precious few signs of actual recovery in technology spending on the corporate level.

The fact that employment was stubbornly remaining unimproved, even deteriorating, created concerns that our consumer led economy could very well soften in the coming year. And then, of course, there was the constant wild card, the hanging sword of some future terrorist attack. Barney's advice: stop

[TEXT INSERT]

On the back of all this worry, gloom and tension what did the stock market do? It rallied hugely, once again doing exactly what it needed to hurt and humiliate the maximum number of investors.

[END TEXT INSERT]

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2

================================================================================
thinking about a big upward move and concentrate on simply preserving what you've got until things get a bit healthier.

On days when I listened to my inner Barney I forced myself to lighten up on tech, biotech and leveraged index funds (selling or reducing positions in Rydex Titan and Rydex OTC and Biotech Holders Trust). While that served to help reduce the short-term volatility of the Portfolio, it also reduced our return potential. I also, in hindsight, may have put too large a premium on booking short-term profits, out of fear that the unexpectedly large and quick gains we saw in some stocks would vanish in the next market downdraft. So as they rallied I took some money off the table in positions like Select Comfort, Royal Caribbean, Capital One and Apollo. These fine companies remain among our largest holdings, but I sure would have liked to have owned even more as they continued to move higher. I console myself only by remembering that regrets at selling too soon are a textbook sign of a bull market, just as regrets at selling too late tend to be the refrain of a bear market.

YES...NO...MAYBE... (PART II)

While my inner Barney contemplated keeping the proceeds in cash, my inner Mr. T was exhorting me to see the glass as at least half full. There were plenty of reasons for optimism: After three double-digit down years, it would have been an historic anomaly for the market to have a bad fourth. Corporate America had spent the past three years getting lean and much more fiscally fit. Persistent productivity gains have enabled profitability to return to many companies across many industries. "Repair the balance sheet!" is the new cry in corporate America, and many companies that were considered financial road kill just six months earlier seem to have gained a new lease on life.

The Federal Reserve was doing just about everything in its power to spur growth, and Congress, while allowing the deficit to grow once again, was nevertheless embarking on a spending spree that was also stimulative.

By the beginning of the second quarter, a record amount of cash was sitting on the sidelines in individual and institutional money markets. With short-term rates dipping below 1% many observed that it was just a matter of time before at least some of that cash shifted to stocks. This rate decline had also produced a record bond rally. Bond prices have risen over the past two years as stocks declined, creating an asset allocation imbalance that institutions were forced to address. They would be forced to move money out of bonds in to stocks. Increased liquidity, the mother's milk of any stock market rally seemed to be a reality too powerful to ignore.

Thus, the inner Mr. T kept me invested for most of the year at a level close to our maximum allowable allocation in equities. We took care, though, to steer clear of stocks and sectors where things were "priced for perfection." Thus we were, and remain, under-weighted in tech.

Plenty of other opportunities presented themselves: We could take advantage of "headline risk" by purchasing companies that we felt were being unfairly punished for acts that were no longer relevant to their future prospects (AOL, Tyco). Or we could pounce on solid companies that were depressed, temporarily we believed, by events external to their actual operations (Royal Caribbean and the Iraq war). Or we could identify low risk, easy to understand companies that were firing on all cylinders with little to stand in their way (Select Comfort).

Overall, as you can see from our portfolio, we placed the emphasis on relatively low PE consumer discretionary and financial stocks that were growing at sustainable rates well above their market multiples.

OVERACHIEVING BONDS

Our bond positions are generally intended to be a leavening element, included to help smooth out short-term volatility on the path of long term growth. This year, we are in a unique position where our bond allocation produced stock-like growth results. Our decision to allocate heavily to high yield and emerging market bond funds (what turned out to be the two best performing classes of bonds thus far in 2003) paid off. The bond allocation returned 13.61% for the first half of the year.

During most of the first half, emerging market bonds represented the lion's share of our bond allocation. Almost all of it was invested in the PIMCO Emerging Market Bond Fund. Once the decision to allocate to emerging market debt was made, it didn't take a genius to conclude that this fund, with its low expenses, excellent track record, and solid management under Mohamed El-Erian would be difficult to beat.

Our largest high yield holding, Northeast Investors Trust, has been somewhat of a disappointment lately, in

[TEXT INSERT]

While my inner Barney contemplated keeping the proceeds in cash, my inner Mr. T was exhorting me to see the glass as at least half full.

[END TEXT INSERT]

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                                                                               3

================================================================================

[SIDEBAR]

TOP TEN HOLDINGS as of 6/30/2003
---------------------------------------
Pimco Emerging Markets
Bond Fund                          9.5%
---------------------------------------
Northeast Investors Trust          4.7%
---------------------------------------
E*Trade                            4.5%
---------------------------------------
Countrywide Financial              4.3%
---------------------------------------
SanDisk                            4.3%
---------------------------------------
Select Comfort                     4.2%
---------------------------------------
Apollo Group                       4.0%
---------------------------------------
Berkshire Hathaway B               4.0%
---------------------------------------
AOL Time Warner, Inc.              3.8%
---------------------------------------
Cendant                            3.5%
---------------------------------------
Total in Top Ten                  46.8%
---------------------------------------

---------------------------------------
MARKET CAPS OF STOCK HOLDINGS
(As a percentage of the stock portion
of the portfolio)
---------------------------------------
Small Cap
(under $1.5 billion)              26.4%
---------------------------------------
Mid Cap
($1.5-10 billion)                 32.5%
---------------------------------------
Large Cap
(over $10 billion)                41.1%
---------------------------------------

---------------------------------------
STOCK PORTFOLIO CHARACTERISTICS
(6/30/03)
---------------------------------------
Number of positions                  23
---------------------------------------
Forward P/E Ratio                  18.3
---------------------------------------
Earnings growth rate               20.5
---------------------------------------

[END SIDEBAR]

no small part because they eschewed some of the more speculative sectors of the junk bond market that have rebounded spectacularly. But I'm OK with that; slow and steady in the junk bond arena tends to win the race over time, as a look at Northeast's record will show. We've invested many dollars over many years with this management and have great confidence that they will ultimately navigate these somewhat treacherous waters successfully. All told, however, it is not reasonable to expect this level of performance to continue much longer for high yield and emerging market bonds. The easy money, as they say, has been made. Yet I don't expect these markets to tumble any time soon. Given the huge amount of dollars sloshing around looking for a home in fixed income at rates better than 3%, and given my expectation for at least a moderately benign economic landscape, these areas should still lead the bond market through the rest of the year.

OUTLOOK FOR THE SECOND HALF

As I write this over the Fourth of July weekend, it seems a lot easier to hear the snorting bull outside my window than the growling bear. This market "wants" to go higher. I believe the fundamental realities may not support the case for higher prices in many sectors--particularly tech stocks, which have been on fire for three months. But I cannot deny the existence in the market today of the two greatest short-term forces any market can experience--liquidity and momentum. It's a pretty solid bet that they are likely to drive prices up from where they were June 30. While it is tempting to try to play that short term move, unless underlying fundamentals improve soon, the run up will likely end badly as have so many others in the past three years. And I have no intention of letting that happen to us.

I don't want to sound too curmudgeonly about all this; I'll be the first to acknowledge that there are a good number of compelling emerging growth stories out there. But I can't shake the creepy feeling we're replaying the same awful tape, with investors manically bidding up the stock prices of companies that have shown no signs of making any money in the foreseeable future. We don't have to play that game. There are many other companies with remarkable growth stories that are much more easily understandable, much more reliable, and ultimately safer. And that's where you'll find us: seeking out solid growth opportunities that give us the potential to build and, just as importantly, retain wealth.

Sincerely,

/s/ Bob Markman

Bob Markman

[text insert]

Investors are manically bidding up the stock prices of companies that have shown no signs of making any money in the foreseeable future

[end text insert]

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4
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MUTUAL FUND REFORMS
--------------------------------------------------------------------------------
One of the biggest issues to hit the mutual fund world in years is being hotly debated within the industry and Congress. The controversy centers on how funds incur and account for various costs. I want to take this opportunity to tell you where we stand on some of the relevant issues.

TRADING COSTS

Many observers feel shareholders are paying far too much for the services they receive and are not given relevant and specific information to help them determine if that indeed is the case. For instance, it might surprise you that the actual costs of trading, the commissions to buy and sell stock, are not included in the more easily accessible information given to shareholders. One would think that this would be a basic element of a fund's "expense ratio." It's not. And we're not talking peanuts here. According to The Wall Street Journal, a recent review of thousands of stock funds found that the funds studied paid about 0.46% of their assets annually in trading commissions. When you factor in how that number is skewed downward by low cost, low turnover index funds, you can see how commissions for many managed funds may reach 1% or more. Through June 30, The Markman Total Return Portfolio has paid trading commissions that amount to less than 0.07% of the portfolio.

Most funds pay stock commissions of up to 5 cents per share. In the opinion of many, that's much too high. The Markman Total Return Portfolio pays, on average, under seven tenths of one cent per share in commissions.

SOFT DOLLARS

This discrepancy is largely due to what are called "soft dollar arrangements." Here's how it works: ABC Fund manager agrees to process trades through XYZ Brokerage, allowing them to earn a hefty commission of say, 5 cents per share. XYZ, in turn will give ABC a "credit" for a certain dollar amount of those commissions that can be used to purchase items and services to help run ABC's business. XYZ benefits by getting high commissions, ABC benefits by having some of its business expenses picked up. You, the shareholder, are left with the tab, the cost of which is buried in a way that makes it highly unlikely you'll ever see it. It's perfectly legal, but it's not a system designed to keep down costs.

Markman Capital as manager of the Markman Total Return Portfolio does not accept any soft dollars. Everything we need to run the portfolio, we pay for out of our management fee. That's how we can keep your commissions down so low.

TURNOVER RATES AND COSTS

With such high commissions the norm, it's no wonder investors are often urged to generally avoid funds with very high turnover rates. The more trading a manager does, the more those hidden commissions eat into your return. Though the Markman Total Return Portfolio has a turnover rate higher than many other funds, it is more than offset by the low cost structure we work within.

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                                                                               5

================================================================================
PORTFOLIO OF INVESTMENTS
Markman Total Return Portfolio--June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

SHARES        FUND                                                 MARKET VALUE

MUTUAL BOND FUND  20.7%
   452,030    PIMCO Emerging Markets Bond Fund - INS               $  4,945,208
.................................................................................
   342,796    Northeast Investors Trust                               2,457,849
.................................................................................
   135,257    PIMCO Total Return Fund - INS                           1,487,827
.................................................................................
   103,800    Dreyfus High Yield Strategies Fund                        511,734
.................................................................................
    83,900    Senior High Income Portfolio, Inc.                        503,400
.................................................................................
    35,000    Alliance World Dollar Government Fund II                  421,050
.................................................................................
    85,000    Credit Suisse High Yield Bond Fund                        408,000
.................................................................................
              TOTAL MUTUAL BOND FUND                               $ 10,735,068
                                                                   ------------

MUTUAL STOCK FUND   6.1%
    45,600    Cohen & Steers Premium Income Realty Fund, Inc.      $    725,040
.................................................................................
    45,108    ProFunds UltraOTC ProFund                                 686,099
.................................................................................
    90,000    iShares MSCI Japan Index Fund                             654,300
.................................................................................
    10,000    iShares MSCI Pacific Ex-Japan Index Fund                  588,100
.................................................................................
    31,600    Scudder RREEF Real Estate Fund, Inc.                      522,980
.................................................................................
              TOTAL MUTUAL STOCK FUND                              $  3,176,519
                                                                   ------------

COMMON STOCKS   73.1%
FINANCIAL 15.9%
   275,000    E*TRADE Group, Inc.*                                 $  2,337,499
.................................................................................
    32,000    Countrywide Financial Corporation                       2,226,240
.................................................................................
       850    Berkshire Hathaway, Inc. - Class B                      2,065,500
.................................................................................
    31,500    Capital One Financial Corporation*                      1,549,170
.................................................................................
                                                                   $  8,178,409
                                                                   ------------
CONSUMER SERVICES 13.1%
    34,000    Apollo Group, Inc.                                      2,099,840
.................................................................................
   100,000    Cendant Corporation*                                    1,832,000
.................................................................................
    77,000    Coinstar, Inc.*                                         1,452,220
.................................................................................
    62,000    Royal Caribbean Cruises Ltd.                            1,435,920
.................................................................................
                                                                   $  6,819,980
                                                                   ------------
MANUFACTURING   9.7%
    55,000    Raytheon Company                                     $  1,806,200
.................................................................................
    43,000    Winnebago Industries, Inc.                              1,629,700
.................................................................................
    85,000    Tyco International Ltd.                                 1,613,300
.................................................................................
                                                                   $  5,049,200
                                                                   ------------
SPECIALTY RETAILING 9.3%
   132,250    Select Comfort Corporation                           $  2,166,255
.................................................................................
    65,900    Jo-Ann Stores, Inc.                                     1,667,270
.................................................................................
    61,056    Petsmart, Inc.                                          1,017,804
.................................................................................
                                                                   $  4,851,329
                                                                   ------------
ELECTRONICS 8.7%
    55,000    SanDisk Corporation*                                 $  2,219,250
.................................................................................
   130,114    Flextronics International Ltd.                          1,351,884
.................................................................................
   345,000    Nortel Networks Corporation*                              931,500
.................................................................................
                                                                   $  4,502,634
                                                                   ------------
MEDIA 8.6%
   121,570    AOL Time Warner, Inc.                                $  1,956,062
.................................................................................
    32,000    InterActiveCorp*                                        1,266,240
.................................................................................
   154,069    Spanish Broadcasting System, Inc.*                      1,255,662
.................................................................................
                                                                   $  4,477,964
                                                                   ------------
MEDICAL AND HEALTH 7.8%
    26,000    Quest Diagnostics, Inc.                              $  1,658,800
.................................................................................
    46,000    The Cooper Companies, Inc.                              1,599,420
.................................................................................
    11,800    Amgen                                                     783,992
.................................................................................
                                                                      4,042,212
.................................................................................
              TOTAL COMMON STOCKS                                  $ 37,921,728
                                                                   ------------
MONEY MARKET FUNDS   0.9%
   489,990    5/3 Prime Money Market Fund                          $    489,990
.................................................................................

TOTAL INVESTMENT SECURITIES
(Cost $44,578,686) 100.8%                                          $ 52,323,305
.................................................................................
LIABILITIES IN EXCESS OF
OTHER ASSETS (0.8%)                                                    (417,904)
.................................................................................
NET ASSETS 100.0%                                                  $ 51,905,401
================================================================================

* Non-income producing security. See accompanying notes to financial statements.

================================================================================
6

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
ASSETS
     Investment securities:
          At cost                                                $   44,578,686
                                                                 ==============
          At market value                                        $   52,323,305
     Accrued income                                                      32,102
     Receivable for securities sold                                      28,164
     Receivable for capital shares sold                                     112
     Receivable from Adviser                                             65,364
     Other assets                                                        16,868
                                                                 --------------
          TOTAL ASSETS                                               52,465,915
                                                                 --------------
LIABILITIES
     Payable for securities purchased                                   489,645
     Payable for capital shares redeemed                                 21,025
     Accrued advisory fees                                               32,334
     Payable to affiliates                                                2,507
     Other accrued expenses and liabilities                              15,003
                                                                 --------------
     TOTAL LIABILITIES                                                  560,514
                                                                 --------------

NET ASSETS                                                       $   51,905,401
                                                                 ==============
     Net assets consist of:
     Paid-in capital                                             $  113,251,362
     Undistributed net investment income                                 29,100
     Accumulated net realized losses
       from security transactions                                   (69,119,680)
     Net unrealized appreciation on investments                       7,744,619
                                                                 --------------

NET ASSETS                                                       $   51,905,401
                                                                 ==============
     Shares of beneficial interest outstanding
       (unlimited number of, no par value)                            7,111,976
                                                                 ==============
     Net asset value, redemption price and
       offering price per share                                  $         7.30
                                                                 ==============

See accompanying notes to financial statements.

================================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends                                                   $      389,496
                                                                 --------------

EXPENSES (Note 3)
     Investment advisory fees                                           180,241
     Recoupment of previously waived or
       reimbursed expenses                                               45,129
     Administrative services fees                                        22,738
     Professional fees                                                   18,527
     Postage and supplies                                                18,336
     Accounting services fees                                            14,876
     Transfer agent fees                                                 14,876
     Shareholder report costs                                            12,458
     Custodian fees                                                       9,917
     Registration fees                                                    9,163
     Trustees fees                                                        9,096
     Other expenses                                                       5,039
                                                                 --------------
     TOTAL EXPENSES                                                     360,396
                                                                 --------------

NET INVESTMENT INCOME                                                    29,100
                                                                 --------------
REALIZED AND UNREALIZED GAINS (LOSSES)
ON INVESTMENTS
Net realized loss from security transactions                           (875,872)
Net change in unrealized appreciation/
  depreciation on investments                                         7,956,735
                                                                 --------------

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS                                                  7,080,863
                                                                 --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    7,109,963
                                                                 ==============

See accompanying notes to financial statements.

================================================================================

============================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                                For the Six     For the Year
                                                               Months Ended            Ended
                                                              June 30, 2003     December 31,
                                                                (Unaudited)             2002

FROM OPERATIONS
     Net investment income                                     $     29,100     $    471,728
     Net realized losses from security transactions                (875,872)      (7,586,682)
     Net change in unrealized appreciation/
          depreciation on investments                             7,956,735         (927,265)
                                                               -----------------------------
Net increase (decrease) in net assets from operations             7,109,963       (8,042,219)
                                                               -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
     From net investment income                                          --         (432,877)
                                                               -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold                                    1,853,681        2,435,148
     Proceeds from shares issued in connection
          with acquisitions (Note 4)                                     --       37,275,307
     Net asset value of shares issued in reinvestment
          of distributions to shareholders                               --          424,464
     Payments for shares redeemed                                (9,353,853)     (16,910,293)
                                                               -----------------------------
Net increase (decrease) in net assets
     from capital share transactions                             (7,500,172)      23,224,626
                                                               -----------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            (390,209)      14,749,530
NET ASSETS
     Beginning of period                                         52,295,610       37,546,080
                                                               -----------------------------
     End of period                                             $ 51,905,401     $ 52,295,610
                                                               =============================
CAPITAL SHARE ACTIVITY
     Sold                                                           279,980          333,079
     Shares issued in connection with acquisitions (Note 4)              --        5,905,324
     Reinvested                                                          --           66,318
     Redeemed                                                    (1,475,485)      (2,317,274)
                                                               -----------------------------
     Net increase (decrease) in shares outstanding               (1,195,505)       3,987,447
     Shares outstanding, beginning of period                      8,307,481        4,320,034
                                                               -----------------------------
     Shares outstanding, end of period                            7,111,976        8,307,481
                                                               =============================

See accompanying notes to financial statements.

===============================================================================================================================
FINANCIAL HIGHLIGHTS Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
-------------------------------------------------------------------------------------------------------------------------------
                                            For the Six      Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                           Months Ended    December 31,  December 31,  December 31,  December 31,  December 31,
                                          June 30, 2003            2002          2001          2000          1999          1998
                                            (Unaudited)

Net asset value at beginning of period         $   6.30        $   8.69      $  11.67      $  16.69      $  13.35      $  11.90
                                               --------        --------      --------      --------      --------      --------
Income (loss) from investment operations:
     Net investment income                         0.00(a)         0.18          0.24          0.11          0.31          0.12
     Net realized and unrealized gains
       (losses) on investments                     1.00           (2.40)        (2.98)        (4.35)         4.43          2.06
                                               --------        --------      --------      --------      --------      --------
Total from investment operations                   1.00           (2.22)        (2.74)        (4.24)         4.74          2.18
                                               --------        --------      --------      --------      --------      --------
Less distributions:
     Dividends from net investment income            --           (0.17)        (0.24)        (0.10)        (0.29)        (0.12)
     Distributions in excess of
       net investment income                         --              --            --            --            --         (0.04)
     Distributions from net realized gains           --              --            --         (0.68)        (1.11)        (0.57)
                                               --------        --------      --------      --------      --------      --------
Total distributions                                  --           (0.17)        (0.24)        (0.78)        (1.40)        (0.73)
                                               --------        --------      --------      --------      --------      --------

Net asset value at end of period               $   7.30        $   6.30      $   8.69      $  11.67      $  16.69      $  13.35
                                               ========        ========      ========      ========      ========      ========

Total return                                     15.87%(b)      (25.63%)      (23.54%)      (25.38%)       35.49%        18.32%
                                               ========        ========      ========      ========      ========      ========

Net assets at end of period (000s)             $ 51,905        $ 52,296      $ 37,546      $ 64,572      $100,799      $ 83,799
                                               ========        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets       1.50%(c)        0.96%         0.95%         0.95%         0.95%         0.95%

Ratio of net investment income
     to average net assets                        0.12%(c)        1.89%         2.32%         0.64%         1.98%         0.84%

Portfolio turnover rate                            288%(c)         145%(d)       162%          142%           68%          117%

(a)  Amount rounds to less than $0.01.
(b)  Not annualized.
(c)  Annualized.
(d) This calculation does not include securities acquired in the acquisitions (see Note 4).

See accompanying notes to financial statements.

================================================================================
8

================================================================================
NOTES TO FINANCIAL STATEMENTS June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Markman MultiFund Trust (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end diversified management investment company. The Trust was organized as a Massachusetts business trust on September 7, 1994. As of December 30, 2002, the Trust offers one series of shares to investors, the Markman Total Return Portfolio (the Portfolio). Prior to December 30, 2002, the Markman Conservative Allocation Porfolio, the Markman Aggressive Allocation Portfolio and the Markman Moderate Allocation Portfolio were series of the Trust. Effective December 30, 2002, the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio each exchanged substantially all of their respective net assets for shares of the Portfolio (see Note 4). The performance and accounting history of the Markman Moderate Allocation Portfolio is being assumed by the Portfolio. The average annual total returns of the Portfolio are therefore those of the Markman Moderate Allocation Portfolio for periods prior to December 30, 2002.

The Portfolio seeks maximum total return with reduced risk by investing in individual securities, open-end mutual funds, closed-end funds and exchange traded funds. The Portfolio seeks to minimize risk through allocation among asset classes and through global diversification.

The following is a summary of the Trust's significant accounting policies:

SECURITIES VALUATION -- Shares of common stocks, closed-end funds and exchange traded funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Shares of open-end mutual funds and money market funds in which the Portfolio invests are valued at their respective net asset values as reported by the underlying funds. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

SHARE VALUATION -- The net asset value per share of the Portfolio is calculated daily by dividing the total value of assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share are equal to the net asset value per share.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Portfolio records distributions of short-term capital gains made by mutual funds in which the Portfolio invests as dividend income and long-term capital gains made by mutual funds in which the Portfolio invests as realized gains.

DISTRIBUTIONS TO SHAREHOLDERS -- Distribu-tions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Portfolio's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Portfolio's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Portfolio files a tax return annually using tax accounting methods required under provisions of the Code that may differ from accounting principles generally accepted in the United States, the basis on which these financial statements are prepared. The differences arise primarily from the treatment of short-term gain distributions made by mutual funds in which the Portfolio invests and the deferral of certain losses under Federal income tax regulations. Accordingly, the amount of net investment income and net realized capital gain or loss reported in the financial statements may differ from that reported in the Portfolio's tax return and, consequently, the character of distributions to shareholders reported in the Statements of Changes in Net Assets and the Financial Highlights may differ from that reported to shareholders for federal income tax purposes. As a result of such differences, reclassifications are made to the components of net assets to conform to accounting principles generally accepted in the United States.

The following information is computed on a tax basis as of December 31, 2002:

--------------------------------------------------------------------------------
     Cost of portfolio investments                            $ 36,671,107
                                                              ------------
     Gross unrealized appreciation on investments             $    355,553
     Gross unrealized depreciation on investments                 (668,898)
                                                              ------------
     Net unrealized depreciation on investments                   (313,345)
     Capital loss carryforward                                 (68,142,579)
                                                              ------------
     Accumulated deficit                                      $(68,455,924)
                                                              ============
--------------------------------------------------------------------------------

As of June 30, 2003, the Portfolio had a net capital loss carryforward of $68,142,579 of which $16,482,151 will expire in 2008, $35,711,878 will expire in
2009 and $15,948,550 will expire in 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will

================================================================================

================================================================================
not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the acquisitions described in Note 4, may apply. Based on such limitations, unless the tax law changes, approximately $18,039,838 of these losses will expire unutilized.

2.   INVESTMENT TRANSACTIONS

During the six months ended June 30, 2003, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $79,730,420 and $63,002,050, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Board and President of the Trust is also the President of Markman Capital Management, Inc. (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT MANAGEMENT AGREEMENT

The Portfolio's investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Effective December 30, 2002, the Portfolio pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of the Portfolio. The Adviser has agreed to contractually limit total annual operating expenses of the Portfolio to 1.50% of average daily net assets through December 31, 2003 and therefore will waive its advisory fee and/or reimburse other expenses of the Portfolio to maintain this operating expense ratio. If the Portfolio's expenses fall below 1.50% within three years after the Adviser has made such a waiver/reimbursement, the Portfolio, subject to the approval of the Board of Trustees, will reimburse the Adviser up to an amount not to exceed its expense limitation.

For the six months ended June 30, 2003, the advisor was recouped $45,129 of fees waived in prior years.

ADMINISTRATION, ACCOUNTING AND TRANSFER AGENCY AGREEMENT

Under the terms of the Administration, Accounting, and Transfer Agency Agreement between the Trust and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Portfolio. IFS coordinates the preparation of tax returns for the Portfolio, reports to shareholders of the Portfolio, reports to and filings with the Securities and Exchange Commission and state securities commissions and necessary materials for meetings of the Board of Trustees. In addition, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Portfolio's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS also calculates the daily net asset value per share and maintains the financial books and records of the Portfolio. For the performance of these services, the Portfolio pays IFS a monthly base fee, an asset-based fee, and a fee based on the number of shareholder accounts. In addition, the Portfolio pays out-of-pocket expenses including, but not limited to, postage and supplies.

4.   ACQUISITIONS

On December 30, 2002, the Portfolio acquired all of the net assets of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio pursuant to a Plan of Reorganization approved by their respective shareholders on December 27, 2002. The acquisition was accomplished by a tax-free exchange of 5,905,324 shares of the Portfolio (valued at $37,275,307) for the 3,983,745 and 1,275,901 shares of Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio, respectively, outstanding on December 30, 2002. Additionally, effective December 30, 2002, all shares of the Markman Moderate Allocation Portfolio, the "accounting survivor," were exchanged on a one-for-one, tax-free basis for shares of the Portfolio. Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio's net assets at that date, $27,522,748 and $9,752,559, respectively, including unrealized appreciation of $1,894,987 and unrealized depreciation of $209,310, respectively, and accumulated net realized losses from security transactions of $42,445,473 and $6,241,643, respectively, were combined with those of the accounting survivor, and ultimately, the Portfolio. The aggregate net assets of the Markman Moderate Allocation Portfolio, Markman Aggressive Allocation Portfolio and Markman Conservative Allocation Portfolio immediately before the acquisition were $17,071,232, $27,522,748 and $9,752,559, respectively. The combined net assets of the Portfolio immediately following the acquisitions were $54,346,539.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

On December 27, 2002, a special meeting of shareholders of the Trust was held to approve or disapprove an Agreement and Plan of Reorganization for the Markman MultiFunds Trust. The total number of shares of the Markman Aggressive Allocation Portfolio, Markman Conservative Allocation Portfolio and Markman Moderate Allocation Portfolio present by proxy represented 60.045%, 69.989% and 64.743%, respectively, of the shares entitled to vote at the meeting. The Agreement and Plan of Reorganization was approved as follows:

--------------------------------------------------------------------------------
NUMBER OF SHARES
                                                    For     Against     Abstain
.................................................................................
Markman Aggressive Allocation Portfolio       2,425,375     145,274      10,840
.................................................................................
Markman Conservative Allocation Portfolio       867,195      82,731       5,898
.................................................................................
Markman Moderate Allocation Portfolio         1,732,390     125,406      20,208
.................................................................................
--------------------------------------------------------------------------------

================================================================================
10

================================================================================

STAY INFORMED
--------------------------------------------------------------------------------

WEBSITE PROVIDES UPDATES ON-LINE

For expanded performance information, portfolio allocations updated regularly, on-line access to the Prospectus and forms, and other helpful information, log on to

www.markman.com

THESE FORMS ARE AVAILABLE:

o    Account Application

o    IRA Application

o    Roth IRA Application

o    IRA transfer request

o    Roth IRA Conversion Request

o    Dollar Cost Averaging Application

o    Systematic Withdrawal Plan Request

o    Automatic Investment Request

o    Company Retirement Account Application

o    Company Retirement Plan Prototype
     [includes Profit Sharing, Money Purchase, 401(k)]

o    403(b) Plan and Application

The minimum direct investment is $25,000. If you want to invest less than $25,000, you may purchase the Markman Total Return Portfolio through: Charles Schwab & Company (800-266-5623), Fidelity Investments (800-544-7558), and TD Waterhouse (800-934-4443), among others. There is no transaction fee when you purchase the Markman Total Return Portfolio through these discount brokers.

For additional forms or answers to any questions just contact the Markman Total Return Portfolio (between the hours of 8:30 AM and 5:30 PM EST). Toll-free:
800-707-2771.

[SIDEBAR]

PORTFOLIO/STRATEGY UPDATE
800-975-5463

Bob Markman's weekly market overview and portfolio activity report.

ONLINE
www.markman.com
Check for net asset values and more.

PRICELINE
800-536-8679
Up-to-the-minute net asset values and account values.

HELPLINE
800-707-2771
For a prospectus, an application form, assistance in completing an application, or for general administrative questions.

[END SIDEBAR]

MARKMAN                       INVESTMENT ADVISER                 SHAREHOLDER SERVICES
TOTAL RETURN                  Markman Capital Management, Inc.   c/o Integrated Fund Services, Inc.
PORTFOLIO                     6600 France Avenue South           P.O. Box 5354
--------------------------    Minneapolis, Minnesota 55435       Cincinnati, Ohio 54201-5354
FOR THE INVESTOR TOO SMART    Telephone: 952-920-4848            Toll-free: 800-707-2771
TO DO IT THEMSELVES           Toll-free: 800-395-4848

Authorized for distribution only if preceded or accompanied by a current prospectus.

================================================================================

ITEM 2.   CODE OF ETHICS.  Not applicable to Semiannual Reports.

ITEM 3.   AUDIT  COMMITTEE   FINANCIAL  EXPERT.  Not  applicable  to  Semiannual
          Reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable to Semiannual Reports.

ITEMS 5-6. RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8.   RESERVED

ITEM 9.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)  (1)  Code of Ethics. Not Applicable

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Markman MultiFund Trust
            --------------------------------------------------------------------
By (Signature and Title)

/s/ Robert J. Markman
--------------------------
Robert J. Markman
President

Date:  September 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Robert J. Markman
--------------------------
Robert J. Markman
President

Date:  September 5, 2003


By (Signature and Title)

/s/ Judith E. Fansler
--------------------------
Judith E. Fansler
Treasurer Chief Financial Officer

Date:  September 5, 2003